INVESCO U.S. MID CAP VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 74U AND 74V.

FOR PERIOD ENDING: 9/30/2010
FILE NUMBER :      811-3826
SERIES NO.:        18

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $   215
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class Y   $   954

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.1975
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class Y    0.2600

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     1,278
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B         5
          Class C         5
          Class Y     4,079

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 32.63
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 32.52
          Class C   $ 32.54
          Class Y   $ 32.99

INVESCO U.S. SMALL CAP VALUE FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 9/30/2010
FILE NUMBER :      811-3826
SERIES NO.:        19

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     6,967
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B         5
          Class C         4
          Class Y    25,959

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 22.73
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 22.67
          Class C   $ 22.67
          Class Y   $ 22.95

INVESCO VALUE FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 9/30/2010
FILE NUMBER :      811-3826
SERIES NO.:        20

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $ 1,120
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class B   $   149
          Class C   $    75
          Class Y   $     6

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.1617
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B    0.0600
          Class C    0.0868
          Class Y    0.1844

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     6,561
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B      1346
          Class C       761
          Class Y        70

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 11.48
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 11.17
          Class C   $ 11.07
          Class Y   $ 11.66

INVESCO VALUE II FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 9/30/2010
FILE NUMBER :      811-3826
SERIES NO.:        21

72DD.   1 Total income dividends for which record date passed during the period.
          (000's Omitted)
          Class A   $ 1,552
        2 Dividends for a second class of open-end company shares (000's
          Omitted)
          Class B   $    --
          Class C   $    --
          Class Y   $ 1,263

73A. Payments per share outstanding during the entire current period: (form nnn.nnnn)
        1 Dividends from net investment income
          Class A    0.1892
        2 Dividends for a second class of open-end company shares (form
          nnn.nnnn)
          Class B    0.0552
          Class C    0.0552
          Class Y    0.2291

74U.    1 Number of shares outstanding (000's Omitted)
          Class A     4,346
        2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B         1
          Class C         1
          Class Y     4,107

74V.    1 Net asset value per share (to nearest cent)
          Class A   $ 13.98
        2 Net asset value per share of a second class of open-end company shares
          (to nearest cent)
          Class B   $ 13.95
          Class C   $ 13.95
          Class Y   $ 13.97